UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 18, 2005

TURBOCHEF TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-23478	48-1100390
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Six Concourse Parkway, Suite 1900, Atlanta, Georgia	30328
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(678) 987-1700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

TurboChef Technologies, Inc. disclosed today, in an amendment to its Registration Statement on Form S-3, File No. 333-121818, filed with the Securities and Exchange Commission, its preliminary unaudited revenue and earnings results for the quarter and year ended December 31, 2004. The disclosure included the following excerpt:

“For the three months ended December 31, 2004, our total revenue is expected to be approximately $36.5 million and our income before taxes is expected to be between $6.8 million and $7.8 million. Earnings per diluted share for the three months ended December 31, 2004 are expected to be between $0.24 and $0.28. For the year ended December 31, 2004, our total revenue is expected to be approximately $70.9 million and our income before taxes is expected to be between $9.0 million and $10.0 million. Earnings per diluted share for the year ended December 31, 2004 are expected to be between $0.34 and $0.37. The substantial increase in total revenue and income before taxes for the current year is predominantly driven from sales of our Tornado model oven to Subway franchisees. These results are preliminary and unaudited and may therefore be subject to adjustment as we complete our review processes and our auditors complete our audit.”

The information in this Report furnished pursuant to this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933, as amended  (the “Securities Act”), if such subsequent filing references this Item 2.02 of this Form 8-K.

ITEM 7.01    REGULATION FD DISCLOSURE

Turbochef Technologies, Inc. disclosed today its preliminary unaudited revenue and earnings results for the quarter and year ended December 31, 2004.  The company's disclosure, and its preliminary revenue and earnings results, are described in further detail in Item 2.02 of this Report.

The information in this Report furnished pursuant to this Item 7.01 shall not be deemed to be  “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.  It may only be incorporated by reference in another filing under the Exchange Act or Securities Act if such subsequent filing references this Item 7.01 of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURBOCHEF TECHNOLOGIES, INC. (Registrant)

By:	/s/ Dennis J. Stockwell
Dennis J. Stockwell Vice President, Secretary and General Counsel
Date: January 18, 2005

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